FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                              RYDEX DYNAMIC FUNDS,
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

                                     FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                         RULE 18F-3 MULTIPLE CLASS PLAN
                       DATED AUGUST 28, 2000, AS AMENDED,
                                       OF
                               RYDEX DYNAMIC FUNDS

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------
FUND                                   A-CLASS       C-CLASS        H-CLASS        MASTER CLASS
--------------------------------------------------------------------------------------------------
Titan 500                              X             X              X
--------------------------------------------------------------------------------------------------
Tempest 500                            X             X              X
--------------------------------------------------------------------------------------------------
Venture 100                            X             X              X
--------------------------------------------------------------------------------------------------
Velocity 100                           X             X              X
--------------------------------------------------------------------------------------------------
Long Dynamic Dow 30                                  X              X
--------------------------------------------------------------------------------------------------
Inverse Dynamic Dow 30                               X              X
--------------------------------------------------------------------------------------------------
Master Titan 500                                                                   X
--------------------------------------------------------------------------------------------------
Master Tempest 500                                                                 X
--------------------------------------------------------------------------------------------------
Master Venture 100                                                                 X
--------------------------------------------------------------------------------------------------
Master Velocity 100                                                                X
--------------------------------------------------------------------------------------------------
Master Long Dynamic Dow 30                                                         X
--------------------------------------------------------------------------------------------------
Master Inverse Dynamic Dow 30                                                      X
--------------------------------------------------------------------------------------------------
DYNAMIC RUSSELL 2000                   X             X              X
--------------------------------------------------------------------------------------------------
INVERSE DYNAMIC RUSSELL 2000           X             X              X
--------------------------------------------------------------------------------------------------
MASTER DYNAMIC RUSSELL 2000                                                        X
--------------------------------------------------------------------------------------------------
MASTER INVERSE DYNAMIC RUSSELL 2000                                                X
--------------------------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.